WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MAY 23, 2013

TO THE SUMMARY PROSPECTUS,

DATED MAY 1, 2013 OF

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015586